                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: July 21, 1999
                                         -------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                          36-1208070
                  ------                          ----------
          (Commission File Number)    (IRS Employer Identification Number)


   500 West Monroe Street, Chicago, Illinois        60661
   -----------------------------------------        -----
   (Address of principal executive offices)       (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.     Other Events
-------     ------------

On July 21, 1999, Heller Financial, Inc. (the "Registrant") and HealthCare Financial Partners, Inc. ("HealthCare") jointly issued a press release announcing the merger of HealthCare with a subsidiary of the Registrant. A copy of the press release is attached.


Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

(c) Exhibits

99   Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 21, 1999
       -------------



                                      HELLER FINANCIAL, INC.



                                      By:  /s/ Lauralee E. Martin
                                           ---------------------------------
                                           Lauralee E. Martin
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

Exhibit                                                      Sequentially
Number                                                       Numbered Pages
------                                                       --------------
99        Heller Financial, Inc. - Press Release             4

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